SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 2, 2003

(Date of earliest event reported)

LOGICVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Metro Drive, Third Floor, San Jose, California 95110

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 453-0146

Item 5. Other Events.

On April 2, 2003, LogicVision, Inc. (the “Company”) announced the appointment of Bruce M. Jaffe as the Company’s Vice President of Finance and Chief Financial Officer. A copy of the press release issued on April 2, 2003 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated April 2, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2003

LOGICVISION, INC.

By	/s/ BRUCE M. JAFFE
Name:	Bruce M. Jaffe
Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 2, 2003